SUPPLEMENT DATED JULY 31, 2024 TO THE CURRENT
STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco V.I. Government Securities Fund
(the “Fund”)
This supplement amends the Statement of Additional Information (“SAI”) of the above referenced Fund and is in addition to any other supplement(s). You should read this supplement in conjunction with the SAI and retain it for future reference.
Effective July 24, 2024, Noelle Corum no longer serves as a Portfolio Manager of the Fund. Accordingly, all information and references related to Ms. Corum are hereby removed from the Fund’s SAI.
In addition, effective July 24, 2024, Brian Norris has been added as a Portfolio Manager of the Fund. The Fund's SAI is revised as described below.
The following information is added after the table under “PORTFOLIO MANAGER(S) — PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS — INVESTMENTS” in Appendix H of the Fund’s SAI:
As of May 31, 2024, Mr. Norris did not beneficially own any shares of the Fund.
The following information is added after the table under “PORTFOLIO MANAGER(S) — PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS — ASSETS MANAGED” in Appendix H of the Fund’s SAI:
As of May 31, 2024, Mr. Norris managed 4 other registered investment companies with approximately $1,914.6 million in assets, 1 other pooled investment vehicles with approximately $330.0 million in assets and 2 other accounts with approximately $2,664.5 million in assets.
AVIF-SOAI-1-SUP 073124